Chang G. Park, CPA, Ph. D.

t 6474 UNIVERSITY AVENUE t SAN DIEGO, CALIFORNIA 92115-5807 t
TEL (619) 286-9610 t DIRECT (619) 286-9610 t FAX (619) 286-6874
t E-Mail changgpark@dmhdcpa.com

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of

RocketStream, Inc.

We have audited the accompanying balance sheets of RocketStream, Inc. (A Development Stage Company) (the “Company”) as of December 31, 2005 and 2004, and the related statements of operations, stockholders’ equity, and cash flows for the years then ended for the period from November 11, 2002 (inception) to December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RocketStream, Inc. at December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended and for the period from November 11, 2002 (inception) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has no operations and has not demonstrated any operations which raise doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Chang G. Park, CPA, Ph. D.

t 6474 UNIVERSITY AVENUE t SAN DIEGO, CALIFORNIA 92115-5807 t
TEL (619) 286-9610 t DIRECT (619) 286-9610 t FAX (619) 286-6874
t E-Mail changgpark@dmhdcpa.com

Report of Independent Registered Public Accounting Firm (Continued)

As discussed in Note 7 to the financial statements, on May 9, 2006, the Company entered into a share exchange agreement with RocketStream Holding Corporation, a Nevada corporation (“RHC”), and all of its shareholders (the “Share Exchange”). Under this agreement the Company agreed to exchange all of its issued and outstanding common stock for 15,000 shares of RHC. Through its agreement with BT the Company is the owner of certain technology assets (“RocketStream Technology”), which include an end-to-end solution for the real-time delivery of synchronized high-fidelity video, audio, and groupware chat, as well as bi-directional voice over IP capabilities, and a high-performance solution for fast file transfer and media delivery over any IP network. The Company originally acquired the RocketStream Technology through an agreement with Breakthrough Technologies, Inc. (see Note 3, Technology Assignment). Also, on May 10, 2006, RHC subsequently exchanged all of its shares with Zeros & Ones, Inc. (“ZROS”) through a voluntary share exchange with each of its shareholders pursuant to an exchange ratio equal to 1 share of RHC common stock in exchange for 1,000 shares of ZROS common stock. Scott Fairbairn agreed to exchange the 15,000 shares of RHC he received from the sale of the Company for 15,000,000 shares of ZROS.

____________________
CHANG G. PARK, CPA

July 28, 2006
San Diego, CA. 92115

RocketStream, Inc.
(A Development Stage Company)

Balance Sheets

	As of December 31, 2005	As of December 31, 2004
Assets
Current Assets:
Cash and cash equivalents	$500	$500
Total current assets	500	500
Total Assets	$500	$500
Liabilities and Stockholders’ Equity
Total Liabilities	-	-
Commitments and Contingencies
Stockholders’ Equity:
Common stock, no par value; 10,000 shares authorized; 1,000 and 1,000 shares issued and outstanding at December 31, 2005 and 2004	500	500
Additional paid in capital in excess of par value	-	-
Total stockholders’ equity	500	500
Total Liabilities and Stockholders’ Equity	$500	$500

The accompanying notes are an integral part of the financial statements.

RocketStream, Inc.
(A Development Stage Company)

Statements of Operations

	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Period from Inception to December 31, 2005
Revenues	$-	$-	$-
Cost of Sales	-	-	-
Gross Profit (Loss)	-	-	-
Operating Expenses:
Research and development	-	-	-
Sales and marketing	-	-	-
General and administrative	-	-	-
Total operating expenses	-	-	-
Income (Loss) Before Income Taxes	-	-	-
Provision for Income Taxes	-	-	-
Net Income (Loss)	$-	$-	$-
Net Income (Loss) Per Share Allocable to Common Shareholders - Basic and Diluted	$0.00	$0.00
Weighted Average Common Shares - Basic and Diluted	1,000	1,000

The accompanying notes are an integral part of the financial statements.

RocketStream, Inc.
(A Development Stage Company)

Statements of Stockholder’s Equity

	Common stock	Stock amount	Additional Paid-in capital	Retained earnings	Stockholder’s equity
November 2002 Founder shares issued for cash	1,000	$500	-	-	$500
Net income, in 2002	-	-	-	-	-
December 31, 2002	1,000	$500	-	-	$500
Net income, in 2003	-	-	-	-	-
December 31, 2003	1,000	$500	-	-	$500
Net income, in 2004	-	-	-	-	-
December 31, 2004	1,000	$500	-	-	$500
Net income, in 2005	-	-	-	-	-
December 31, 2005	1,000	$500	-	-	$500

The accompanying notes are an integral part of the financial statements.

RocketStream, Inc.
(A Development Stage Company)

Statements of Cash Flows

	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Period from Inception to December 31, 2005
CASH FLOWS FROM OPERASTING ACTIVITIES:
Net income	$-	$-	$-
Net cash provided by operating activities	-	-	-
CASH FLOWS FROM INVESTING ACTIVITIES:
Net cash provided by investing activities	-	-	-
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock	-	-	500
Net cash provided by investing activities	-	-	500
Net increase (decrease) in cash	-	-	500
Cash at beginning of year	-	-	-
Cash at end of year	-	-	$500

The accompanying notes are an integral part of the financial statements.

RocketStream, Inc.
(A Development Stage Company)
As of December 31, 2005 and 2004

1.	Organization and Nature of Operations

Development Stage Operations - RocketStream, Inc. (a Development Stage Company) (the “Company”) is a development stage company under the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 7 “Accounting and Reporting by Development Stage Enterprises”, and is incorporated in Georgia, on November 11, 2002.

The Company has no operating history and no revenues. Located in Alpharetta, Georgia, the Company was established to affect the transfer of intellectual property assets between Breakthrough Technologies, Inc. and an operating company. The Company has been anticipating a transaction for some time, and recently completed one with Zeros & Ones, Inc., a publicly traded firm who is in the business of identifying and developing different media-based technologies, media assets, and strategic partnerships, and bringing those together to deliver next-generation commercial and consumer solutions. (See Note 7, Subsequent Events). The Company’s corporate website is www.rocketstream.com.

2.	Summary of Significant Accounting Policies

Basis of Presentation - The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“US GAAP”), which contemplate continuation of the Company as a going concern. However, the Company is subject to the risks and uncertainties associated with a new business, have no established source of revenue, and have no established form of operations. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Since inception the Company has not been profitable and has not generated revenues. There can be no assurance that it will generate positive revenues from its operating activities again, or that it will achieve and sustain a profit during any future period, particularly if operations remain at current levels. Failure to achieve significant revenues or profitability would materially and adversely affect the Company’s business, financial condition, and results of operations. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management anticipates that the current funds available and on-hand will be adequate only to fund operations until it finds a partner and transfers its intellectual property. The Company anticipates that this transaction will occur in 2006, and will have a material impact on the financial viability of the Company.

Subsequent to December 31, 2005, the Company successfully completed the sale of its acquired technology assets to RocketStream Holding Corporation (“RHC”) through the sale of one hundred percent of its outstanding capital stock. (See Note 7, Subsequent Events).

RocketStream, Inc.
(A Development Stage Company)
As of December 31, 2005 and 2004

Use of Estimates - The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported periods. Management bases its estimates and assumptions on historical experience and on various other assumptions that it believes are reasonable under the circumstances. Actual results could differ from those estimates.

Cash and Cash Equivalents - The Company considers temporary liquid investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivable - Accounts Receivable are stated at the amount management expects to collect from outstanding balances. An allowance for doubtful accounts is provided for those accounts receivable considered to be uncollectible, based upon historical experience and management’s evaluation of outstanding accounts receivable at the end of the year. At December 31, 2005 and 2004 the Company had no Accounts Receivable.

Property and Equipment - Property and equipment are stated at cost. Depreciation is computed using the straight-line method over estimated useful lives of three to five years. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life. The Company capitalizes costs associated with acquiring and installing software to be used for internal purposes. At December 31, 2005 and 2004 the Company had no Property and Equipment.

Impairment of Long-Lived Assets - Long-lived assets, other than goodwill, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable. The Company does not perform a periodic assessment of assets for impairment in the absence of such information or indicators. Conditions that would necessitate an impairment assessment include a significant decline in the observable market value of an asset, a significant change in the extent or manner in which an asset is used, or a significant adverse change that would indicate that the carrying amount of an asset or group of assets is not recoverable. For long-lived assets to be held and used, the Company recognizes an impairment loss only if its carrying amount is not recoverable through its undiscounted cash flows and measures the impairment loss based on the difference between the carrying amount and fair value. Long-lived assets held for sale are reported at the lower of cost or fair value less costs to sell. At December 31, 2005 the Company had no Long-Lived Assets.

RocketStream, Inc.
(A Development Stage Company)
As of December 31, 2005 and 2004

Basic and Diluted Income(loss) Per Share - In accordance with the Financial Accounting Standards Board’s (“FASB”) SFAS No. 128, “Earnings Per Share,” the basic income(loss) per common share, which excludes dilution, is computed by dividing the net income(loss) available to common stock holders by the weighted average number of common shares outstanding. Diluted loss per common share reflects the potential dilution that could occur if all potential common shares had been issued and if the additional common shares were dilutive. As a result of no operations for all periods presented, there is no difference between basic and diluted loss per common share. There were no options or warrants outstanding at December 31, 2005 and 2004.

Stock-Based Compensation - In December 2004, the FASB issued SFAS No. 123R, “Share Based Payment.” SFAS No. 123R establishes the accounting for grants of stock options and other transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. SFAS No. 123R (1) revises SFAS No. 123, “Accounting for Stock-Based Compensation,” (2) supersedes Accounting Principles Bulletin (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and (3) establishes fair value as the measurement objective for share-based payment transactions. The Company has adopted SFAS No. 123R effective January 1, 2006 in accordance with the standard’s early adoption provisions. Prior to January 1, 2006, the Company’s Board of Directors had not approved the granting of any employee stock options. As such, the Company decided that it will follow the provisions of SFAS No. 123R on a prospective basis, and will record compensation expense related to the granting of stock options to employees should that occur in 2006.

Fair Value of Financial Instruments - The estimated fair values for financial instruments under SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” are determined at discrete points in time based on relevant market information. These estimates involve uncertainties and cannot be determined with precision. For certain of the Company’s financial instruments, including certain assets, accounts payable, accrued liabilities and debt, the carrying amounts approximate fair value due to their maturities.

Concentrations of Credit Risk - Credit risk represents the accounting loss that would be recognized at the reporting date if counterparties failed completely to perform as contracted. The Company’s product revenues are anticipated from, and will likely be concentrated in the technology industry, which is highly competitive and rapidly changing. Significant technological changes in the industry or customer requirements, or the emergence of competitive products with new capabilities or technologies, could adversely affect operating results. Concentrations of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions described below.

RocketStream, Inc.
(A Development Stage Company)
As of December 31, 2005 and 2004

Income Taxes - The Company accounts for income taxes using the asset and liability method, as set forth in SFAS No. 109, “Accounting for Income Taxes,” wherein deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled. Reserves against deferred tax assets are provided when management cannot conclude their realization probable.

Recently Issued Accounting Pronouncements - In December 2004, the FASB issued SFAS No. 153, “Exchanges of Non-monetary Assets”. SFAS No. 153 amends the guidance in APB Opinion No. 29, “Accounting for Non-monetary Transactions”, to eliminate certain exceptions for non-monetary exchanges of similar productive assets, and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. The Company does not believe that adoption of SFAS No. 153 will have a material effect on its financial position, results of operations, or cash flows.

In September 2004, the Emerging Issues Task Force (“EITF”) issued EITF No. 04-8, “The Effect of Contingently Convertible Instruments on Diluted Earnings per Share.” EITF No. 04-8 provides new guidance on when the dilutive effect of contingently convertible securities with a market price trigger should be included in diluted earnings per share. The new guidance states that these securities should be included in the diluted earnings per share computation regardless of whether the market price trigger has been met. The guidance in EITF 04-8 is effective for all periods ending after December 15, 2004 and would be applied by retrospectively restating previously reported earnings per share. The adoption of this pronouncement is not expected to have material effect on the Company’s financial statements.

3.	Technology Assignment

On May 9, 2006 the Company entered into an agreement with Breakthrough Technologies, Inc. (“BT”) whereby BT agreed to assign and convey any and all rights BT has in its inventions of certain technology and software related to the transfer of large files and rich media over the internet of various forms of media, including motion pictures. It was agreed that it was in the best interest of both BT and RS and the shareholders of both companies that BT which has better capabilities to develop and commercialize said technology and software.

RocketStream, Inc.
(A Development Stage Company)
As of December 31, 2005 and 2004

4.	Provision for Income Taxes

Income taxes are accounted for under the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences are expected to become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

Since the Company has incurred no operations and no losses, there is no valuation allowance to record at this time. Management will continue to assess the valuation allowance in light of potential future losses.

5.	Stockholders’ Equity

In November, 2002, the Company issued 1,000 shares of its common stock amounted to $500 to its founder, Scott Fairbairn, at inception. No other shares issuances have occurred.

6.	Going Concern

The Company is subject to the risks and uncertainties associated with a new business, has no established source of revenue, and has no established operations. These matters raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management anticipates that the current funds available and on-hand will be adequate only to fund operations until it finds a partner and transfers its intellectual property. The Company anticipates that this transaction will occur in 2006, and will have a material impact on the financial viability of the Company.

RocketStream, Inc.
(A Development Stage Company)
As of December 31, 2005 and 2004

7.	Subsequent Events

On May 9, 2006, the Company entered into a share exchange agreement with RocketStream Holding Corporation, a Nevada corporation (“RHC”), and all of its shareholders (the “Share Exchange”). Under this agreement the Company agreed to exchange all of its issued and outstanding common stock for 15,000 shares of RHC. Through its agreement with BT the Company is the owner of certain technology assets (“RocketStream Technology”), which include an end-to-end solution for the real-time delivery of synchronized high-fidelity video, audio, and groupware chat, as well as bi-directional voice over IP capabilities, and a high-performance solution for fast file transfer and media delivery over any IP network. The Company originally acquired the RocketStream Technology through an agreement with Breakthrough Technologies, Inc. (see Note 3, Technology Assignment).

On May 10, 2006, RHC subsequently exchanged all of its shares with Zeros & Ones, Inc. (“ZROS”) through a voluntary share exchange with each of its shareholders pursuant to an exchange ratio equal to 1 share of RHC common stock in exchange for 1,000 shares of ZROS common stock. Scott Fairbairn agreed to exchange the 15,000 shares of RHC he received from the sale of the Company for 15,000,000 shares of ZROS.